Exhibit 10(a): Material Agreement: 1260 Shady Lane, Pahrump, Nevada 89048



                  LEASE WITH OPTION TO PURCHASE

DATE: This lease agreement was entered into on the 1st day of January, 2003

PARTIES:   Owner:         ALCAR FAMILY TRUST
           And
           Tenant:        COSTAS, INC.

LEASED  PROPERTY:     Owner agrees to lease tenant the following property:

              1260 SHADY LANE, PAHRUMP, NEVADA 89048

LEASE TERMS:     The term of the lease begins on January 1, 2003 and ends on
December 31, 2006

RENT:      The rent for the property is  $ 750.00 per month, payable on the
1st day of every month.

SECURITY DEPOSIT:     The tenant shall deposit with the  Owner  $ 0 before
moving into the property, as a security deposit. The owner shall return the deposit to the Tenant after the lease term, along with 0% interest per year, so long as the property has not been damaged by the tenant or by the Tenants negligence.

USE  OF PROPERTY:     The property shall be used for for any legal purpose
and no other purpose, without written consent of the owner.

SUB-LEASE:      The Tenant may not sublease the property  without the written consent of the Owner.

OWNER'S MAINTENANCE  RESPONSIBILITES:   The Owner agrees to maintain the
following in good repair:

               NO MAINTENANCE REPAIRS

TENANT'S MAINTENANCE RESPONSIBILITIES: The Tenant agrees to maintain the following in good repair:

               ALL MAINTENANCE AND REPAIRS

INSURANCE: The Tenant agrees to insure the property against all risks for $ 80,000.00

THREE THOUSAND FIVE HUNDRED ($3,500.00) DOLLARS TO APPLY AGAINST THE PURCHASE PRICE ALONG WITH $50.00 CREDIT PER MONTH AS STATED BELOW. ONLY IF OPTION IS EXERCISED

TERMINATION: The Tenant agrees to vacate the property at the end of the lease term in as good condition as it is now, excepting ordinary wear and tear.

OPTION TERMS: The Tenant has the right to purchase the leased property for $ 80,000.00 until December 31, 2006.

If Tenant exercises the option, the Owner agrees to sign the attached Contract of Sale. [Attach a Contract of Sale form with all the blanks filled in Tenant will be given credit toward purchase price $ $50.00 of the rent paid monthly until option is exercised up to four (4) years.

WHEN PROPERLY COMPLETED THIS IS A BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK COMPETENT LEGAL AID AND/OR COUNSEL BEFORE SIGNING.

DATED this 31st day of December, 2002.


/s/ Frank Danesi Jr.                       /s/ Alexander Curren
----------------------------------         -----------------------------------
   for Costas,  Inc.                       as Trustee for ALCAR FAMILY TRUST
   (Tenant's Signature)                       (Owner's Signature)

   FRANK  DANESI JR.                           ALCAR  FAMILY TRUST
(print or  type name here)                 (print or type name here)

     COSTAS, INC.                              ALCAR FAMILY TRUST
 8787  West  Washington Road                      PO Box 4835
 Las Vegas, Nevada 89149                     Pahrump, Nevada 89041